Earnings per share	12 Months Ended
Dec. 31, 2025
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Earnings per share
Note 11. Earnings per share
11.1 Basic
Basic earnings per share is calculated by dividing the Company’s profit by the weighted average number of ordinary shares outstanding during the year.

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Profit for the year, net	719,063	477,521	396,955
Weighted average number of ordinary shares	102,499,637	95,906,449	93,679,904

Basic earnings per share	7.015	4.979	4.237

11.2 Diluted
Diluted earnings per share is calculated by dividing the Company’s profit by the weighted average number of ordinary shares outstanding during the year, plus the weighted average of dilutive potential ordinary shares.
Potential ordinary shares will be considered dilutive when their conversion to ordinary shares may reduce earnings per share or increase losses per share. They will be considered antidilutive when their conversion to ordinary shares may result in an increase in earnings per share or a reduction in loss per share.
The calculation of diluted earnings per share does not involve a conversion; the exercise or other issue of shares that may have an antidilutive effect on loss per share, or when the exercise price is higher than the average price of ordinary shares during the year, no dilution effect is booked, as diluted earnings per share is equal to basic earnings per share.

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Profit for the year, net	719,063	477,521	396,955
Weighted average number of ordinary shares (1)	107,212,399	103,077,629	99,232,919

Diluted earnings per share	6.707	4.633	4.000

(1)
As of December 31, 2025, the Company has 104,299,705 outstanding shares that cannot exceed 106,078,535 shares. Likewise, in accordance with IFRS accounting standard the average number of ordinary shares with a potential dilutive effect amounts to 107,212,399.